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Twenty-First Century Fox, Inc.

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COMCAST CORPORATION

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On June 13, 2018, Comcast released the following communication.

A Comcast/21CF Transaction is Approvable

COMCAST NBCUNIVERSAL

Comcast's **all-cash offer** is superior to Disney's bid and is in the best interest of 21CF shareholders.

Comcast is confident in a path to approval, and in fact, has at least as clear a path to regulatory approval compared to Disney's bid for a number of reasons, including that there are no antitrust concerns with vertical integration due to the complementary nature of the Comcast/21CF assets and AT&T just prevailed in a case the DOJ consistently said presented greater issues than Comcast.

COMCAST NBCUNIVERSAL	VS.	Disney
Superior: $35/share in cash, reflecting a $65 billion equity value for 21CF and a premium of approximately 19% to Disney offer.[1]	OFFER	**Lower:** $52.4 billion all-stock offer at announcement.
$4.025 Billion ($2.5 billion Reverse Termination Fee to 21CF and $1.525 billion reimbursement of Breakup Fee paid by 21CF)	POTENTIAL TERMINATION FEES PAID	**$2.5 Billion** ($2.5 billion Reverse Termination Fee to 21CF)
Pro-competition: A Comcast/21CF combination would not pose the same concerns about concentration in the film market as Disney's proposal, given that Disney is already the leading film studio. **Comcast/21CF = 25% box office share**	APPROACH TO COMPETITION	**Dominant:** A Disney/21CF combination would result in a dominant film studio with significantly higher share of domestic box office. **Disney/21CF = 50% box office share**
Little Overlap: Two-thirds of 21CF RSNs located in markets where Comcast Cable has little or no presence.	REGIONAL SPORTS NETWORKS (RSNs)	**Complete Overlap:** Complete overlap between 21CF RSNs and ESPN would give Disney unprecedented control over sports rights on national and regional basis.
Not Starting from Square One: Comcast's HSR was filed the day it made its offer for the 21CF businesses. We do not believe that there would be any meaningful difference in the timing of antitrust review between a Comcast or Disney acquisition of 21CF. Disney, 21CF, and Comcast have already submitted substantial documents and data to the DOJ in connection with the review of the Disney/21CF transaction. This information largely overlaps with the information that the DOJ would need to review a Comcast/21CF transaction.	DOJ REVIEW	**Commenced:** Announced 21CF acquisition in December 2017 and is currently under DOJ review. We believe Disney's HSR filing was in February and they received a second request in March.
Divestitures: Will share in tax burden for any required divestitures.	ALLOCATION OF REGULATORY RISK	**Divestitures:** Will share in tax burden for any required divestitures.

Cautionary Statement Regarding Forward - Looking Statements This press release contains statements which are, or may be deemed to be, “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of Comcast about future events, and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward - looking statements. The forward - looking statements contained in this press release may include statements relating to the expected timing, scope, terms and conditions of a Comcast transaction to acquire certain businesses and assets of 21CF, the likelihood and timing of receipt of regulatory approvals with respect to a Comcast transaction to acquire 21CF, the anticipated benefits of the potential transaction and other statements other than historical facts. Often, but not always, forward - looking statements can be identified by the use of forward - looking words such as “plans”, “expects” or “does not expect”, “is expected”, “is subject to”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “should”, “would”, “might” or “will” be taken, occur or be achieved. Although Comcast believes that the expectations reflected in such forward - looking statements are reasonable, Comcast can give no assurance that such expectations will prove to be correct. By their nature, forward - looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward - looking statements, including any legal and regulatory developments and changes and other risks and uncertainties including those described in Comcast’s filings with the U.S. Securities and Exchange Commission (“SEC”). The forward - looking statements contained in this press release should be construed in the light of such factors. Neither Comcast nor any of its associates or directors, officers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward - looking statements in this press release will actually occur. You are cautioned not to place undue reliance on these forward - looking statements. Other than in accordance with their legal or regulatory obligations, Comcast is under no obligation, and Comcast expressly disclaims any intention or obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise. Important Additional Information and Where to Find It This document does not constitute an offer to buy or solicitation of an offer to sell any securities. This document is for informational purposes only and relates to a proposal that Comcast has made to 21CF. Comcast is filing a preliminary proxy statement in connection with 21CF’s special meeting of stockholders at which the 21CF stockholders will be asked to consider certain proposals regarding the proposed acquisition of 21CF by The Walt Disney Company (the “Special Meeting Proposals”). As further set forth in such proxy statement, which once definitive will be sent to 21CF stockholders, Comcast is soliciting votes against the Special Meeting Proposals. INVESTORS IN 21CF AND COMCAST ARE URGED TO READ THE PROXY STATEMENT, INCLUDING THE DEFINITIVE PROXY STATEMENT (WHEN AVAILABLE), AND ANY OTHER DOCUMENTS FILED BY COMCAST WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain free copies of the proxy statement and other documents filed with the SEC by Comcast through the website maintained by the SEC at https:// www.sec.gov/ or by contacting Comcast’s proxy solicitation agent, MacKenzie Partners, Inc., at (800) 322 - 2885 or comcast@mackenziepartners.com. Participants in the Solicitation Comcast and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from 21CF’s stockholders in connection with the Special Meeting Proposals. Information about Comcast’s directors and executive officers is available in Comcast’s proxy statement, dated April 30, 2018, filed with the SEC in connection with Comcast’s 2018 annual meeting of stockholders. Other information regarding the participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings and otherwise, is contained in the preliminary proxy statement filed by Comcast with the SEC on June 13, 2018. 1 As of 12:00 p.m. Eastern Time on 6/13/18

Growing, Rapidly Changing, and Competitive Media Landscape

COMCAST NBCUNIVERSAL

From Two Online Streaming Services of Note in 2010 to ~20 Significant Streaming Services Today

2010	2018
Netflix, Hulu	Netflix, Hulu, Amazon Prime Video, Apple TV, HBO Now, PlayStation Vue, CBS All Access, Sling Television, YouTube TV, DirecTV Now, Philo (A+E Networks, AMC, Discovery, Scripps Networks Interactive, Viacom), Disney (Walt Disney Pictures, ESPN, Pixar, Marvel, Star Wars)

Competitors' content spend and subscribers

Content spend is increasing significantly, transforming online competitors into major film and TV production studios

NETFLIX	$6.3B spent in 2017	$8.0B planned content spend in 2018 ($1B in Europe alone)
amazon	$4.5B spent in 2017	$5.0B planned spend in 2018
Apple	$1B planned spend in 2018	$4.2B planned spend by 2022

hulu $2.5B spent in 2017

facebook $1.0B planned spend in 2018

FCC has found that **99%** of American consumers have the choice between at least three traditional video distributors.

Over **60%** of American consumers subscribe to one or more streaming services, spending an average of 6.58 hours per week watching online video

Competition is growing:

- NETFLIX: 125 million subscribers worldwide, est. 234 million by 2028
- hulu: more than 20 million subscribers across tiers
- amazon prime video: 100 million Amazon Prime subscribers globally

Cautionary Statement Regarding Forward - Looking Statements This press release contains statements which are, or may be deemed to be, “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of Comcast about future events, and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward - looking statements. The forward - looking statements contained in this press release may include statements relating to the expected timing, scope, terms and conditions of a Comcast transaction to acquire certain businesses and assets of 21CF, the likelihood and timing of receipt of regulatory approvals with respect to a Comcast transaction to acquire 21CF, the anticipated benefits of the potential transaction and other statements other than historical facts. Often, but not always, forward - looking statements can be identified by the use of forward - looking words such as “plans”, “expects” or “does not expect”, “is expected”, “is subject to”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “should”, “would”, “might” or “will” be taken, occur or be achieved. Although Comcast believes that the expectations reflected in such forward - looking statements are reasonable, Comcast can give no assurance that such expectations will prove to be correct. By their nature, forward - looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward - looking statements, including any legal and regulatory developments and changes and other risks and uncertainties including those described in Comcast’s filings with the U.S. Securities and Exchange Commission (“SEC”). The forward - looking statements contained in this press release should be construed in the light of such factors. Neither Comcast nor any of its associates or directors, officers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward - looking statements in this press release will actually occur. You are cautioned not to place undue reliance on these forward - looking statements. Other than in accordance with their legal or regulatory obligations, Comcast is under no obligation, and Comcast expressly disclaims any intention or obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise. Important Additional Information and Where to Find It This document does not constitute an offer to buy or solicitation of an offer to sell any securities. This document is for informational purposes only and relates to a proposal that Comcast has made to 21CF. Comcast is filing a preliminary proxy statement in connection with 21CF’s special meeting of stockholders at which the 21CF stockholders will be asked to consider certain proposals regarding the proposed acquisition of 21CF by The Walt Disney Company (the “Special Meeting Proposals”). As further set forth in such proxy statement, which once definitive will be sent to 21CF stockholders, Comcast is soliciting votes against the Special Meeting Proposals. INVESTORS IN 21CF AND COMCAST ARE URGED TO READ THE PROXY STATEMENT, INCLUDING THE DEFINITIVE PROXY STATEMENT (WHEN AVAILABLE), AND ANY OTHER DOCUMENTS FILED BY COMCAST WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain free copies of the proxy statement and other documents filed with the SEC by Comcast through the website maintained by the SEC at https:// www.sec.gov/ or by contacting Comcast’s proxy solicitation agent, MacKenzie Partners, Inc., at (800) 322 - 2885 or comcast@mackenziepartners.com. Participants in the Solicitation Comcast and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from 21CF’s stockholders in connection with the Special Meeting Proposals. Information about Comcast’s directors and executive officers is available in Comcast’s proxy statement, dated April 30, 2018, filed with the SEC in connection with Comcast’s 2018 annual meeting of stockholders. Other information regarding the participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings and otherwise, is contained in the preliminary proxy statement filed by Comcast with the SEC on June 13, 2018.

NBCUniversal Acquisition: Promises Made, Promises Kept

COMCAST NBCUNIVERSAL

Promises Made	Promises Kept
INVESTMENT AND INNOVATION	**Comcast has invested tens of billions, resulting in:** • NBC broadcast network finishing #1 in ratings four years running • Gigabit speeds available in 90% of our footprint at the end of 1Q18; will reach nearly 100% by the end of 2018 • Telemundo the #1 Spanish-language network in 2017 • Record box office results with films like *Despicable Me* franchise, *Jurassic World*, *Fate of the Furious*, and *Get Out* • Historic investments in major sports rights – Olympic Games, World Cup, Premier League soccer, NASCAR, and NHL • Emmy Award for user experience and visual design for the X1 platform
DIVERSITY AND INCLUSION	**Exceeded all diversity and inclusion commitments** • #1 on Fortune's "The 100 Best Workplaces for Diversity" • #7 in DiversityInc's "Top 50 Companies for Diversity" • First media & technology company in the Billion Dollar Roundtable, recognizing our multi-billion dollar annual supplier diversity spend • More than 100 networks geared toward diverse audiences • 14,000+ hours of diverse content across Xfinity On Demand and Online platforms, increase of 15 times since 2010 • Since 2010, multiple NBCUniversal properties delivered double digit growth in diversity, both in front of and behind the camera
REVITALIZING LOCAL NEWS	**Invested in and grew local news for the benefit of communities and consumers** • Invested $500 million in 10 local news facilities since 2011 • NBC stations produce 22,673 hours of local news each year, up from 15,704 in 2010 • Nearly 70% of NBCUniversal local owned TV station newscasts ranked #1 or #2 for 2016-17, versus 50% during 2010-11
CLOSING THE DIGITAL DIVIDE	**Low-cost broadband adoption program** *Internet Essentials* has connected more than four million low-income Americans • Provided more than $350 million of support for digital literacy training, benefitting nearly five million people, since 2011

Met or exceeded more than **150** conditions from FCC & DOJ

Cautionary Statement Regarding Forward - Looking Statements This press release contains statements which are, or may be deemed to be, “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of Comcast about future events, and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward - looking statements. The forward - looking statements contained in this press release may include statements relating to the expected timing, scope, terms and conditions of a Comcast transaction to acquire certain businesses and assets of 21CF, the likelihood and timing of receipt of regulatory approvals with respect to a Comcast transaction to acquire 21CF, the anticipated benefits of the potential transaction and other statements other than historical facts. Often, but not always, forward - looking statements can be identified by the use of forward - looking words such as “plans”, “expects” or “does not expect”, “is expected”, “is subject to”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “should”, “would”, “might” or “will” be taken, occur or be achieved. Although Comcast believes that the expectations reflected in such forward - looking statements are reasonable, Comcast can give no assurance that such expectations will prove to be correct. By their nature, forward - looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward - looking statements, including any legal and regulatory developments and changes and other risks and uncertainties including those described in Comcast’s filings with the U.S. Securities and Exchange Commission (“SEC”). The forward - looking statements contained in this press release should be construed in the light of such factors. Neither Comcast nor any of its associates or directors, officers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward - looking statements in this press release will actually occur. You are cautioned not to place undue reliance on these forward - looking statements. Other than in accordance with their legal or regulatory obligations, Comcast is under no obligation, and Comcast expressly disclaims any intention or obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise. Important Additional Information and Where to Find It This document does not constitute an offer to buy or solicitation of an offer to sell any securities. This document is for informational purposes only and relates to a proposal that Comcast has made to 21CF. Comcast is filing a preliminary proxy statement in connection with 21CF’s special meeting of stockholders at which the 21CF stockholders will be asked to consider certain proposals regarding the proposed acquisition of 21CF by The Walt Disney Company (the “Special Meeting Proposals”). As further set forth in such proxy statement, which once definitive will be sent to 21CF stockholders, Comcast is soliciting votes against the Special Meeting Proposals. INVESTORS IN 21CF AND COMCAST ARE URGED TO READ THE PROXY STATEMENT, INCLUDING THE DEFINITIVE PROXY STATEMENT (WHEN AVAILABLE), AND ANY OTHER DOCUMENTS FILED BY COMCAST WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain free copies of the proxy statement and other documents filed with the SEC by Comcast through the website maintained by the SEC at https:// www.sec.gov/ or by contacting Comcast’s proxy solicitation agent, MacKenzie Partners, Inc., at (800) 322 - 2885 or comcast@mackenziepartners.com. Participants in the Solicitation Comcast and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from 21CF’s stockholders in connection with the Special Meeting Proposals. Information about Comcast’s directors and executive officers is available in Comcast’s proxy statement, dated April 30, 2018, filed with the SEC in connection with Comcast’s 2018 annual meeting of stockholders. Other information regarding the participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings and otherwise, is contained in the preliminary proxy statement filed by Comcast with the SEC on June 13, 2018.

At the Forefront of Technological Innovation Broadband Xfinity Internet delivers the fastest internet and the most WiFi coverage throughout the home. Video Xfinity X1 is a game - changing platform that powers the ability to search and navigate Iive TV, on demand movies and shows, web video, apps, and more, at home or on - the - go, on any screen. Awards Increased internet speeds 17 times in 17 years Customers who can access gigabit speeds of customers receive speeds of 100 mbps or higher 1 7 x 75% 90 % Network capacity doubles every 18 - 24 months 2 x Multicultural International channels Hours of diverse content across Xfinity On Demand and Online platforms S pa n i s h - l a n g u a g e channels 60 1 4 , 00 0 + 5 0 + 15M households have access to Xfinity xFi xFi Advanced Gateway: delivers gigabit WiFi speeds throughout the home Video: more partners that consumers love Search: navigate TV with voice commands • More than 500 miIIion voice commands monthly • 20 miIIion X1 Voice Remotes in customers’ homes 1 9 M WiFi hotspots and growing Three prestigious Red Dot Awards in the area of industrial design for the Xfinity Video Gateway, Xfinity X1 Wireless set top box, and Xfinity Voice Remote Nearly 60% of Comcast video customers have X1 • 163,000 VOD choices in home • 71,000 out - of - home VOD choices on Xfinity Stream mobile app • 210 out - of - home live streaming channels Emmy Award for Technology and Engineering for Xfinity X1 Voice Remote and the innovative software platform that powers it

Cautionary Statement Regarding Forward - Looking Statements This press release contains statements which are, or may be deemed to be, “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of Comcast about future events, and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward - looking statements. The forward - looking statements contained in this press release may include statements relating to the expected timing, scope, terms and conditions of a Comcast transaction to acquire certain businesses and assets of 21CF, the likelihood and timing of receipt of regulatory approvals with respect to a Comcast transaction to acquire 21CF, the anticipated benefits of the potential transaction and other statements other than historical facts. Often, but not always, forward - looking statements can be identified by the use of forward - looking words such as “plans”, “expects” or “does not expect”, “is expected”, “is subject to”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “should”, “would”, “might” or “will” be taken, occur or be achieved. Although Comcast believes that the expectations reflected in such forward - looking statements are reasonable, Comcast can give no assurance that such expectations will prove to be correct. By their nature, forward - looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward - looking statements, including any legal and regulatory developments and changes and other risks and uncertainties including those described in Comcast’s filings with the U.S. Securities and Exchange Commission (“SEC”). The forward - looking statements contained in this press release should be construed in the light of such factors. Neither Comcast nor any of its associates or directors, officers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward - looking statements in this press release will actually occur. You are cautioned not to place undue reliance on these forward - looking statements. Other than in accordance with their legal or regulatory obligations, Comcast is under no obligation, and Comcast expressly disclaims any intention or obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise. Important Additional Information and Where to Find It This document does not constitute an offer to buy or solicitation of an offer to sell any securities. This document is for informational purposes only and relates to a proposal that Comcast has made to 21CF. Comcast is filing a preliminary proxy statement in connection with 21CF’s special meeting of stockholders at which the 21CF stockholders will be asked to consider certain proposals regarding the proposed acquisition of 21CF by The Walt Disney Company (the “Special Meeting Proposals”). As further set forth in such proxy statement, which once definitive will be sent to 21CF stockholders, Comcast is soliciting votes against the Special Meeting Proposals. INVESTORS IN 21CF AND COMCAST ARE URGED TO READ THE PROXY STATEMENT, INCLUDING THE DEFINITIVE PROXY STATEMENT (WHEN AVAILABLE), AND ANY OTHER DOCUMENTS FILED BY COMCAST WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain free copies of the proxy statement and other documents filed with the SEC by Comcast through the website maintained by the SEC at https:// www.sec.gov/ or by contacting Comcast’s proxy solicitation agent, MacKenzie Partners, Inc., at (800) 322 - 2885 or comcast@mackenziepartners.com. Participants in the Solicitation Comcast and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from 21CF’s stockholders in connection with the Special Meeting Proposals. Information about Comcast’s directors and executive officers is available in Comcast’s proxy statement, dated April 30, 2018, filed with the SEC in connection with Comcast’s 2018 annual meeting of stockholders. Other information regarding the participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings and otherwise, is contained in the preliminary proxy statement filed by Comcast with the SEC on June 13, 2018.

A Legacy of Growth in the Dynamic Media and TechnoIogy Space • $1.8 biIIion totaI investment from 1986 through 1995; soId for $7.9 biIIion in 2003 Note: AII TSR - based information refIects periods ending 5/31/18 An investment of $7,000 in Comcast in 1972 wouId be worth $10.0 miIIion as of 5/31/18, far exceeding the same investment in the S&P 500 ($0.7 miIIion) Building long - term shareholder value Consistent Return of CapitaI via Dividends and Share Repurchases S & P 5 0 0 I nd ex T r a n s m i s s i o n / D i s t ri b u t i on Entertainment/ M e d i a C M C SA 5 B $ 5 0 B $ BROADBAND • NearIy doubIed EBITDA margins of the business to 40% in just three years after the transaction and created aImost a $2 biIIion Iift to EBITDA • EffectiveIy integrated a Iarge, compIex company that more than doubIed Comcast’s size from ~8+ miIIion to ~21+ miIIion subscriber base in 2002 • BoId and prescient strategic decision; became a market Ieader in a growth industry • TSR of 328% since transaction cIosed in 2002 compared to S&P 500’s 313% and distribution peers’ 182% 5 $0.125 $0.189 $0.14 $0.23 $0.33 $0.39 $0.45 $0.55 $0.50 $0.63 $0.76 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018E +40% +19% +44% +20% +15% +8% +11% +10% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018E $0.8 $1.2 $2.1 $3.0 $2.8 $2.0 $4.25 $6.75 $5.0 +15% $5.0 +21% $5.0+ 2015 2016 2017 Proven VaIue Creator in M&A Adjusted EBITDA ($ in billions) Revenue ($ in billions) + 6.2% + 5.1% 201 5 201 6 201 7 $74.5 $80.4 $84.5 $24.7 $26.4 $28.1 of free cash fIow returned to sharehoIders in 2017 was returned to sharehoIders from Jan. 1, 2008toDec. 31, 2017 82 isexpected to be returned tosharehoIders through stock buybacks in 2018 increase in dividend for 2018 21% % FinanciaI Strength and Consistent Performance 2 Dividends (split adjusted) 3 Share Repurchases 3 ($ in billions) • TSR of 358% since announcing transaction in 2009, compared to S&P 500’s 194% and distribution peers’ 145% 4 • More than doubIed NBCUniversaI Adjusted EBITDA from $3 biIIion when the NBCUniversaI transaction was announced in 2009 to $8 biIIion in 2017 • From 2009 - 2017, NBCUniversaI Adjusted EBITDA grew at a 13% CAGR • In 2017, NBC won the broadcast season for the 4th consecutive year • In 2017, MSNBC achieved record ratings and became the fastest - growing cabIe news network in weekday primetime in the U.S. • WiII own “big nights” on TV in 2018 with Super BowI, OIympics, WorId Cup and Sunday Night FootbaII in the U.S. • 2017 was FiIm business’ most profitabIe year ever • Transformed parks; contributed $2.4 biIIion in Adjusted EBITDA in 2017, up from ~$400 miIIion in 2009 Ten - Year Total Shareholder Return Far Exceeds P e e r G r o u p s 1 1 4 0% 1 2 4% 1 7 1% 2 3 1%

Cautionary Statement Regarding Forward - Looking Statements This press release contains statements which are, or may be deemed to be, “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of Comcast about future events, and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward - looking statements. The forward - looking statements contained in this press release may include statements relating to the expected timing, scope, terms and conditions of a Comcast transaction to acquire certain businesses and assets of 21CF, the likelihood and timing of receipt of regulatory approvals with respect to a Comcast transaction to acquire 21CF, the anticipated benefits of the potential transaction and other statements other than historical facts. Often, but not always, forward - looking statements can be identified by the use of forward - looking words such as “plans”, “expects” or “does not expect”, “is expected”, “is subject to”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “should”, “would”, “might” or “will” be taken, occur or be achieved. Although Comcast believes that the expectations reflected in such forward - looking statements are reasonable, Comcast can give no assurance that such expectations will prove to be correct. By their nature, forward - looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward - looking statements, including any legal and regulatory developments and changes and other risks and uncertainties including those described in Comcast’s filings with the U.S. Securities and Exchange Commission (“SEC”). The forward - looking statements contained in this press release should be construed in the light of such factors. Neither Comcast nor any of its associates or directors, officers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward - looking statements in this press release will actually occur. You are cautioned not to place undue reliance on these forward - looking statements. Other than in accordance with their legal or regulatory obligations, Comcast is under no obligation, and Comcast expressly disclaims any intention or obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise. Important Additional Information and Where to Find It This document does not constitute an offer to buy or solicitation of an offer to sell any securities. This document is for informational purposes only and relates to a proposal that Comcast has made to 21CF. Comcast is filing a preliminary proxy statement in connection with 21CF’s special meeting of stockholders at which the 21CF stockholders will be asked to consider certain proposals regarding the proposed acquisition of 21CF by The Walt Disney Company (the “Special Meeting Proposals”). As further set forth in such proxy statement, which once definitive will be sent to 21CF stockholders, Comcast is soliciting votes against the Special Meeting Proposals. INVESTORS IN 21CF AND COMCAST ARE URGED TO READ THE PROXY STATEMENT, INCLUDING THE DEFINITIVE PROXY STATEMENT (WHEN AVAILABLE), AND ANY OTHER DOCUMENTS FILED BY COMCAST WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain free copies of the proxy statement and other documents filed with the SEC by Comcast through the website maintained by the SEC at https:// www.sec.gov/ or by contacting Comcast’s proxy solicitation agent, MacKenzie Partners, Inc., at (800) 322 - 2885 or comcast@mackenziepartners.com. Participants in the Solicitation Comcast and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from 21CF’s stockholders in connection with the Special Meeting Proposals. Information about Comcast’s directors and executive officers is available in Comcast’s proxy statement, dated April 30, 2018, filed with the SEC in connection with Comcast’s 2018 annual meeting of stockholders. Other information regarding the participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings and otherwise, is contained in the preliminary proxy statement filed by Comcast with the SEC on June 13, 2018. 1 The composition of our peer groups are outlined in our proxy statement filed with the SEC on April 30, 2018. The cumulative returns for each of the peer groups are as of May 31, 2018 and are calculated by averaging returns without reference to market capitalization or other weightings. 2 Source: 4th quarter and full year 2017 results Note: we define Adjusted EBITDA as net income attributable to Comcast Corporation before net (income) loss attributable to noncontrolling interests and redeemable subsidiary preferred stock, income tax benefit (expense), other income (expense) items, net, depreciation and amortization expense, and other operating gains, and excluding impairment charges related to fixed and intangible assets and gains or losses on the sale of long - lived assets, if any. From time to time we may exclude from Adjusted EBITDA the impact of events, gains, losses or other charges (such as significant legal settlements) that affect the period - to - period comparability of our operating performance 3 Source: 4th quarter and full year 2017 results 4 Note: For the purposes of calculating TSR, the NBC Universal joint venture transaction was announced on 12/03/2009. 5 Note: For the purposes of calculating TSR, Comcast’s acquisition of AT&T Broadband was completed on 11/18/2002.

Balanced Capital Allocation Strategy Focused on Long-Term Value

COMCAST NBCUNIVERSAL

Significant Return of Capital to Shareholders

$50B was returned to shareholders from Jan. 1, 2008 to Dec. 31, 2017

82% of free cash flow returned to shareholders in 2017

23% reduction in outstanding shares from Jan. 1, 2008 to Dec. 31, 2017

$5B is expected to be returned to shareholders through stock buybacks in 2018

21% increase in dividend for 2018; 10th consecutive annual dividend increase since initiation in 2008

Investments Creating Growth

NBCUniversal

Top franchises, IP and creative execution

- In 2017, NBC won the broadcast season for the 4th consecutive year
- In 2017, MSNBC achieved record ratings and became the fastest-growing cable news network in weekday primetime in the U.S.
- Will own "big nights" on TV in 2018 with Super Bowl, Olympics, World Cup and Sunday Night Football in the U.S.
- Billion dollar film franchises: *Despicable Me, Fast & Furious* and *Jurassic World*

14.1% ADJUSTED EBITDA GROWTH IN 2017

xfinity

Premier products and services

- Added more than one million high-speed internet customers each year for 12 consecutive years
- Business Services revenue increased 12.7% in 2017
- Leading through innovation with X1, one of the best video products on the market
- Have more than one million Xfinity Home customers
- Positive early results from Xfinity Mobile

29 million CUSTOMER RELATIONSHIPS

BALANCED, LONG-TERM ORIENTED AND VALUE-DRIVEN CAPITAL ALLOCATION STRATEGY



Invest for growth



Return capital to shareholders



Maintain a strong balance sheet

Cautionary Statement Regarding Forward - Looking Statements This press release contains statements which are, or may be deemed to be, “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of Comcast about future events, and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward - looking statements. The forward - looking statements contained in this press release may include statements relating to the expected timing, scope, terms and conditions of a Comcast transaction to acquire certain businesses and assets of 21CF, the likelihood and timing of receipt of regulatory approvals with respect to a Comcast transaction to acquire 21CF, the anticipated benefits of the potential transaction and other statements other than historical facts. Often, but not always, forward - looking statements can be identified by the use of forward - looking words such as “plans”, “expects” or “does not expect”, “is expected”, “is subject to”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “should”, “would”, “might” or “will” be taken, occur or be achieved. Although Comcast believes that the expectations reflected in such forward - looking statements are reasonable, Comcast can give no assurance that such expectations will prove to be correct. By their nature, forward - looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward - looking statements, including any legal and regulatory developments and changes and other risks and uncertainties including those described in Comcast’s filings with the U.S. Securities and Exchange Commission (“SEC”). The forward - looking statements contained in this press release should be construed in the light of such factors. Neither Comcast nor any of its associates or directors, officers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward - looking statements in this press release will actually occur. You are cautioned not to place undue reliance on these forward - looking statements. Other than in accordance with their legal or regulatory obligations, Comcast is under no obligation, and Comcast expressly disclaims any intention or obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise. Important Additional Information and Where to Find It This document does not constitute an offer to buy or solicitation of an offer to sell any securities. This document is for informational purposes only and relates to a proposal that Comcast has made to 21CF. Comcast is filing a preliminary proxy statement in connection with 21CF’s special meeting of stockholders at which the 21CF stockholders will be asked to consider certain proposals regarding the proposed acquisition of 21CF by The Walt Disney Company (the “Special Meeting Proposals”). As further set forth in such proxy statement, which once definitive will be sent to 21CF stockholders, Comcast is soliciting votes against the Special Meeting Proposals. INVESTORS IN 21CF AND COMCAST ARE URGED TO READ THE PROXY STATEMENT, INCLUDING THE DEFINITIVE PROXY STATEMENT (WHEN AVAILABLE), AND ANY OTHER DOCUMENTS FILED BY COMCAST WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain free copies of the proxy statement and other documents filed with the SEC by Comcast through the website maintained by the SEC at https:// www.sec.gov/ or by contacting Comcast’s proxy solicitation agent, MacKenzie Partners, Inc., at (800) 322 - 2885 or comcast@mackenziepartners.com. Participants in the Solicitation Comcast and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from 21CF’s stockholders in connection with the Special Meeting Proposals. Information about Comcast’s directors and executive officers is available in Comcast’s proxy statement, dated April 30, 2018, filed with the SEC in connection with Comcast’s 2018 annual meeting of stockholders. Other information regarding the participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings and otherwise, is contained in the preliminary proxy statement filed by Comcast with the SEC on June 13, 2018.

Value Creating M&A Strategy

COMCAST NBCUNIVERSAL

Building Shareholder Value While Navigating Dynamic Industry[1]

Total shareholder return since the IPO in 1972
1,000 shares of CMCSA purchased at the IPO



1972: Comcast marks its first public stock offering
1994: Investment of ~$400 million in QVC
2002: Comcast and AT&T Broadband complete merger
2003: QVC sold for $7.9 billion
2009: Comcast agrees to buy 51% stake in NBCUniversal
2011: NBCUniversal transaction closes
CMCSA $10.0M
S&P 500 $0.7M
1972
1982
1992
2002
2012
2018
Average Annual Return
CMCSA: 17.1%
S&P 500 Index: 10.5%

NBCUniversal

7% drop

Market reaction to the potential merger on October 1, 2009, when transaction was first rumored in the press.

Value created

TSR of **358%** vs. S&P 500 **194%**

since announcing transaction in 2009

Adjusted EBITDA grew from $3B at announcement in 2009 to **$8B** in 2017

- Since 2009, NBCUniversal Adjusted EBITDA has grown at a 13% CAGR
- In 2017, NBC won the broadcast season for the 4th consecutive year
- In 2017, MSNBC achieved record ratings and became the fastest-growing cable network in weekday primetime in the U.S.
- Will own "big nights" on TV in 2018 with Super Bowl, Olympics, World Cup and Sunday Night Football in the U.S.
- 2017 was Film business' **most profitable year ever**
- Transformed parks; contributed **$2.4 billion in Adjusted EBITDA** in 2017, up from ~$400 million in 2009

AT&T BROADBAND

7% drop

Market reaction to the transaction on July 9, 2001, first day of trading after transaction was announced.

Value created

TSR of **328%** vs. S&P 500 **313%**

since transaction closed in 2002

Created EBITDA lift of almost **$2B** *in just 3 years after deal close*

- Effectively integrated a large, complex company that more than doubled Comcast's size from **~8+ million to ~21+ million** customer base in 2002
- Bold and prescient strategic decision; became a market leader in a **growth industry**
- Have grown high-speed internet customer base by more than one million customers each year for 12 consecutive years

QVC

$1.8 billion total investment from 1986 through 1995; **sold for $7.9 billion** in 2003

Note: All TSR-based information reflects periods ending 5/31/18

[1] Source: Internal company data and Bloomberg

Cautionary Statement Regarding Forward - Looking Statements This press release contains statements which are, or may be deemed to be, “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of Comcast about future events, and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward - looking statements. The forward - looking statements contained in this press release may include statements relating to the expected timing, scope, terms and conditions of a Comcast transaction to acquire certain businesses and assets of 21CF, the likelihood and timing of receipt of regulatory approvals with respect to a Comcast transaction to acquire 21CF, the anticipated benefits of the potential transaction and other statements other than historical facts. Often, but not always, forward - looking statements can be identified by the use of forward - looking words such as “plans”, “expects” or “does not expect”, “is expected”, “is subject to”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “should”, “would”, “might” or “will” be taken, occur or be achieved. Although Comcast believes that the expectations reflected in such forward - looking statements are reasonable, Comcast can give no assurance that such expectations will prove to be correct. By their nature, forward - looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward - looking statements, including any legal and regulatory developments and changes and other risks and uncertainties including those described in Comcast’s filings with the U.S. Securities and Exchange Commission (“SEC”). The forward - looking statements contained in this press release should be construed in the light of such factors. Neither Comcast nor any of its associates or directors, officers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward - looking statements in this press release will actually occur. You are cautioned not to place undue reliance on these forward - looking statements. Other than in accordance with their legal or regulatory obligations, Comcast is under no obligation, and Comcast expressly disclaims any intention or obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise. Important Additional Information and Where to Find It This document does not constitute an offer to buy or solicitation of an offer to sell any securities. This document is for informational purposes only and relates to a proposal that Comcast has made to 21CF. Comcast is filing a preliminary proxy statement in connection with 21CF’s special meeting of stockholders at which the 21CF stockholders will be asked to consider certain proposals regarding the proposed acquisition of 21CF by The Walt Disney Company (the “Special Meeting Proposals”). As further set forth in such proxy statement, which once definitive will be sent to 21CF stockholders, Comcast is soliciting votes against the Special Meeting Proposals. INVESTORS IN 21CF AND COMCAST ARE URGED TO READ THE PROXY STATEMENT, INCLUDING THE DEFINITIVE PROXY STATEMENT (WHEN AVAILABLE), AND ANY OTHER DOCUMENTS FILED BY COMCAST WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain free copies of the proxy statement and other documents filed with the SEC by Comcast through the website maintained by the SEC at https:// www.sec.gov/ or by contacting Comcast’s proxy solicitation agent, MacKenzie Partners, Inc., at (800) 322 - 2885 or comcast@mackenziepartners.com. Participants in the Solicitation Comcast and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from 21CF’s stockholders in connection with the Special Meeting Proposals. Information about Comcast’s directors and executive officers is available in Comcast’s proxy statement, dated April 30, 2018, filed with the SEC in connection with Comcast’s 2018 annual meeting of stockholders. Other information regarding the participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings and otherwise, is contained in the preliminary proxy statement filed by Comcast with the SEC on June 13, 2018.

Significant Investments in News and Journalism

COMCAST NBCUNIVERSAL

40% increased news production spend since 2010[1]

$1.0B spent in news production in 2017 alone[1]

Investment in news facilities and content

~$500M investment in 10 local news facilities since 2011

~$200M investment to launch NBC Boston in 2017

CNBC added news bureaus in San Francisco & Abu Dhabi and increased staff in Washington, DC bureau

$26M investment in weather technology since 2015

Leading news programs in the U.S.

#1

- TODAY: Morning Network News[2]
- NBC Nightly News: Evening Network News[2]
- Meet the Press: Weekend News[3]
- CNBC: Business Day[4]

NBC News Group is the only major U.S. news outlet with broadcast news, cable news, and digital news.

Award-winning journalism

Since 2012 NBC News & MSNBC have received

17	9	20
Emmy Awards	Peabody Awards	Murrow Awards

MSNBC became the FASTEST GROWING cable news network in weekday primetime in 2017 in the U.S.

Embracing innovation, investing in new platforms

AXIOS, recode, Vox, NOW THIS

Launched "StayTuned," the first daily show on Snapchat Discover



Significantly enhanced digital news presence, including:

- NBC NEWS
- MSNBC
- CNBC

Cautionary Statement Regarding Forward - Looking Statements This press release contains statements which are, or may be deemed to be, “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of Comcast about future events, and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward - looking statements. The forward - looking statements contained in this press release may include statements relating to the expected timing, scope, terms and conditions of a Comcast transaction to acquire certain businesses and assets of 21CF, the likelihood and timing of receipt of regulatory approvals with respect to a Comcast transaction to acquire 21CF, the anticipated benefits of the potential transaction and other statements other than historical facts. Often, but not always, forward - looking statements can be identified by the use of forward - looking words such as “plans”, “expects” or “does not expect”, “is expected”, “is subject to”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “should”, “would”, “might” or “will” be taken, occur or be achieved. Although Comcast believes that the expectations reflected in such forward - looking statements are reasonable, Comcast can give no assurance that such expectations will prove to be correct. By their nature, forward - looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward - looking statements, including any legal and regulatory developments and changes and other risks and uncertainties including those described in Comcast’s filings with the U.S. Securities and Exchange Commission (“SEC”). The forward - looking statements contained in this press release should be construed in the light of such factors. Neither Comcast nor any of its associates or directors, officers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward - looking statements in this press release will actually occur. You are cautioned not to place undue reliance on these forward - looking statements. Other than in accordance with their legal or regulatory obligations, Comcast is under no obligation, and Comcast expressly disclaims any intention or obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise. Important Additional Information and Where to Find It This document does not constitute an offer to buy or solicitation of an offer to sell any securities. This document is for informational purposes only and relates to a proposal that Comcast has made to 21CF. Comcast is filing a preliminary proxy statement in connection with 21CF’s special meeting of stockholders at which the 21CF stockholders will be asked to consider certain proposals regarding the proposed acquisition of 21CF by The Walt Disney Company (the “Special Meeting Proposals”). As further set forth in such proxy statement, which once definitive will be sent to 21CF stockholders, Comcast is soliciting votes against the Special Meeting Proposals. INVESTORS IN 21CF AND COMCAST ARE URGED TO READ THE PROXY STATEMENT, INCLUDING THE DEFINITIVE PROXY STATEMENT (WHEN AVAILABLE), AND ANY OTHER DOCUMENTS FILED BY COMCAST WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain free copies of the proxy statement and other documents filed with the SEC by Comcast through the website maintained by the SEC at https:// www.sec.gov/ or by contacting Comcast’s proxy solicitation agent, MacKenzie Partners, Inc., at (800) 322 - 2885 or comcast@mackenziepartners.com. Participants in the Solicitation Comcast and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from 21CF’s stockholders in connection with the Special Meeting Proposals. Information about Comcast’s directors and executive officers is available in Comcast’s proxy statement, dated April 30, 2018, filed with the SEC in connection with Comcast’s 2018 annual meeting of stockholders. Other information regarding the participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings and otherwise, is contained in the preliminary proxy statement filed by Comcast with the SEC on June 13, 2018. 1 Note: news production reflects all costs incurred across CNBC, NBC News and MSNBC to produce newscasts (including news gathering), as well as associated marketing and digital costs. 2 Source: Nielsen, A25 - 54, broadcast quarters, excluding retitled telecasts and specials. 3 Source: Nielsen, A25 - 54, 1Q17. 4 Note: CNBC is the world’s number one business news media platform for reaching affluents, ultra - affluents, C - level executives and small business owners. Source: Ipsos Affluent Survey, Spring 2018, U.S., Ipsos Affluent, APAC Q3 - Q4 2016 and Ipsos Affluent Europe 2017; CNBC TV = #1

Investing in Customer Service

COMCAST NBCUNIVERSAL

Driving results for our customers

$1.5B = Total investment since 2015

28% Improved experiences have reduced calls by 28% over the last three years

97% On-time arrival rate for scheduled appointments with technicians

Creating new digital tools to make it easier to interact with us

12M customers downloaded our self-service app since 2015

In the second half of 2017, engaged with 6M customers via proactive SMS service messages to better inform them before issues arise

Our Digital Care team handled more than 2.6M customer social media interactions in 2017

50% Rebuilt 50% of our stores since 2015 to transform the customer experience

15 MIN Goal is for customers to be no more than 15 minutes away from an Xfinity store

½ Cutting the technician appointment window time in half

Working hard across our company to create the best customer experience

Top deployer of Net Promoter System (NPS) in North America (2016-2017)

5x Increase in size of Digital Care team since 2015

~80% of our customer-facing employees provide monthly feedback on how we can improve customer experience

1M Comcast will call back one million customers in 2018 to learn about their experience with us

Note: All data is from internal company records and reflects the period Q1 2015 to Q1 2018, except where noted

Cautionary Statement Regarding Forward - Looking Statements This press release contains statements which are, or may be deemed to be, “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of Comcast about future events, and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward - looking statements. The forward - looking statements contained in this press release may include statements relating to the expected timing, scope, terms and conditions of a Comcast transaction to acquire certain businesses and assets of 21CF, the likelihood and timing of receipt of regulatory approvals with respect to a Comcast transaction to acquire 21CF, the anticipated benefits of the potential transaction and other statements other than historical facts. Often, but not always, forward - looking statements can be identified by the use of forward - looking words such as “plans”, “expects” or “does not expect”, “is expected”, “is subject to”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “should”, “would”, “might” or “will” be taken, occur or be achieved. Although Comcast believes that the expectations reflected in such forward - looking statements are reasonable, Comcast can give no assurance that such expectations will prove to be correct. By their nature, forward - looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward - looking statements, including any legal and regulatory developments and changes and other risks and uncertainties including those described in Comcast’s filings with the U.S. Securities and Exchange Commission (“SEC”). The forward - looking statements contained in this press release should be construed in the light of such factors. Neither Comcast nor any of its associates or directors, officers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward - looking statements in this press release will actually occur. You are cautioned not to place undue reliance on these forward - looking statements. Other than in accordance with their legal or regulatory obligations, Comcast is under no obligation, and Comcast expressly disclaims any intention or obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise. Important Additional Information and Where to Find It This document does not constitute an offer to buy or solicitation of an offer to sell any securities. This document is for informational purposes only and relates to a proposal that Comcast has made to 21CF. Comcast is filing a preliminary proxy statement in connection with 21CF’s special meeting of stockholders at which the 21CF stockholders will be asked to consider certain proposals regarding the proposed acquisition of 21CF by The Walt Disney Company (the “Special Meeting Proposals”). As further set forth in such proxy statement, which once definitive will be sent to 21CF stockholders, Comcast is soliciting votes against the Special Meeting Proposals. INVESTORS IN 21CF AND COMCAST ARE URGED TO READ THE PROXY STATEMENT, INCLUDING THE DEFINITIVE PROXY STATEMENT (WHEN AVAILABLE), AND ANY OTHER DOCUMENTS FILED BY COMCAST WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain free copies of the proxy statement and other documents filed with the SEC by Comcast through the website maintained by the SEC at https:// www.sec.gov/ or by contacting Comcast’s proxy solicitation agent, MacKenzie Partners, Inc., at (800) 322 - 2885 or comcast@mackenziepartners.com. Participants in the Solicitation Comcast and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from 21CF’s stockholders in connection with the Special Meeting Proposals. Information about Comcast’s directors and executive officers is available in Comcast’s proxy statement, dated April 30, 2018, filed with the SEC in connection with Comcast’s 2018 annual meeting of stockholders. Other information regarding the participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings and otherwise, is contained in the preliminary proxy statement filed by Comcast with the SEC on June 13, 2018.